UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

FULCRUM THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

26 Landsdowne Street

Cambridge, Massachusetts 02139

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2026

Dear Stockholders:

You are cordially invited to virtually attend the 2026 annual meeting of stockholders, or the Annual Meeting, of Fulcrum Therapeutics, Inc. The Annual Meeting will be held via the Internet at a virtual audio web conference at www.proxydocs.com/FULC on Monday, June 24, 2026 at 9:00 a.m., Eastern time.

Only stockholders who owned shares of our common stock at the close of business on April 27, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
Election of three Class I directors, Sonja Banks, Alan Ezekowitz, and Colin Hill, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders;
2.
A non-binding advisory vote to approve the compensation of our named executive officers;
3.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.
Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during and shortly before the online meeting. In order to attend the meeting and vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of Tuesday, June 23, 2026 at 11:59 p.m., Eastern time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to attend the Annual Meeting, vote your shares and submit questions. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is available for viewing, printing and downloading at www.proxydocs.com/FULC. The board of directors recommends that you vote “FOR” each of the Class I directors (Proposal No. 1), “FOR” the approval of the non-binding advisory vote on the compensation paid to our named executive officers (Proposal No. 2), and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal No. 3) as outlined in the attached proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025, or the 2025 Annual Report.

We will mail the Notice of Availability on or about April 30, 2026, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, the 2025 Annual Report, and a form of proxy card.

Your vote is important regardless of the number of shares you own. Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting www.proxypush.com/FULC, by telephone by calling 866-390-9953 and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting.

A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record during the Annual Meeting using the unique link provided via email following the completion of registration. Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By Order of the Board of Directors,

Alex C. Sapir
President and Chief Executive Officer

Cambridge, MA

April 30, 2026

Important Notice Regarding Internet Availability of Proxy Materials: The proxy statement and the 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at www.proxydocs.com/FULC. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement, the 2025 Annual Report, and our annual report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at http://www.sec.gov.

FULCRUM THERAPEUTICS, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1—ELECTION OF THREE CLASS I DIRECTORS	7
PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	12
PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	13
CORPORATE GOVERNANCE	14
EXECUTIVE AND DIRECTOR COMPENSATION	21
TRANSACTIONS WITH RELATED PERSONS	33
PRINCIPAL STOCKHOLDERS	35
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	38
HOUSEHOLDING	39
STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING	40
OTHER MATTERS	41

26 Landsdowne Street

Cambridge, Massachusetts 02139

(617) 651-8851

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders of Fulcrum Therapeutics, Inc., or the Annual Meeting, to be held on Monday, June 24, 2026 at 9:00 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.proxydocs.com/FULC. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.

The board of directors of Fulcrum is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Fulcrum,” “the Company,” “we,” “us,” “our” and similar terms refer to Fulcrum Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

We have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025, or the 2025 Annual Report. We are sending the Notice of Availability on or about April 30, 2026, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, the 2025 Annual Report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 24, 2026:

This proxy statement and the 2025 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/FULC.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC except for exhibits, will be furnished without charge to any stockholder upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement, the 2025 Annual Report, and our annual report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
the election of three Class I directors, Sonja Banks, Alan Ezekowitz, and Colin Hill, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders;
2.
a non-binding advisory vote on the compensation of our named executive officers;
3.
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.
the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first three items noted above.

Board of Directors Recommendations

Our board of directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class I directors on our board of directors, each for a three- year term expiring at the 2029 annual meeting of stockholders;

FOR the approval of the non-binding advisory vote on the compensation of our named executive officers; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card and the 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of April 27, 2026 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 27, 2026, there were 66,633,321 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.

Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending our stockholders and beneficial owners of our common stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and the 2025 Annual Report. We will send the Notice of Availability on or about April 30, 2026.

Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and the 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC.

Why is the Annual Meeting a Virtual, Online Meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/FULC in advance of the meeting. We have designed the virtual annual meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions during and shortly before the meeting through the virtual meeting platform.

How to Virtually Attend the Annual Meeting

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 23, 2026 at 11:59 p.m., Eastern time. You may attend the Annual Meeting online by following the instructions that you will receive once your registration is complete.

Online registration for the Annual Meeting will begin on April 30, 2026, and you should allow ample time for the online registration. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and you will have the ability to submit questions.

Please be sure to follow the instructions you will receive once your registration is complete.

The Annual Meeting will start at 9:00 a.m., Eastern time, on June 24, 2026. You may log on to the virtual meeting starting 15 minutes before it begins. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 8:00 a.m., Eastern time, on June 24, 2026. If you encounter any difficulties accessing the virtual Annual Meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

How to Vote

If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:

•
By Telephone Prior to the Annual Meeting. You may transmit your proxy prior to the Annual Meeting over the phone by calling 866-390-9953 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.
•
Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxypush.com/FULC.

•
By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.
•
Online during the Annual Meeting. In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 23, 2026 at 11:59 p.m., Eastern time. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on June 23, 2026, and mailed proxy cards must be received by 11:59 p.m. Eastern time on June 23, 2026 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in “street name”, you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders who have registered to attend the meeting by June 23, 2026 at 11:59 p.m., Eastern time, using the process described above may vote during the meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on June 24, 2026, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/FULC, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/FULC in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of stockholders as of the close of business on the record date will be available for examination by the stockholders during the Annual Meeting using the unique link provided via email following the completion of registration for the Annual Meeting. In addition, a list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to make arrangements by calling (617) 651-8851 or writing to our corporate secretary at 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

The election of directors (Proposal No. 1) and the non-binding advisory vote on the compensation of our named executive officers (Proposal No. 2) are considered non-discretionary matters under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1 and Proposal No. 2.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 3.

Votes Required to Elect a Director, Approve the Non-Binding Advisory Vote on the Compensation of our Named Executive Officers, and Ratify the Appointment of Ernst & Young LLP

A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote on the election (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.

The non-binding advisory vote on the compensation of our named executive officers (Proposal No. 2) and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) each require the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions and broker non-votes will not be counted as votes cast on Proposals No. 2 or 3. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposals No. 2 or 3.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote before the vote is taken at the Annual Meeting:

•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;
•
by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or
•
by delivering a written revocation to our corporate secretary before the Annual Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.

Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF THREE CLASS I DIRECTORS

Our board of directors currently consists of ten members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Sonja Banks, Alan Ezekowitz, and Colin Hill, and their term expires at the Annual Meeting;
•
the Class II directors are James Geraghty, Rachel King, and Alex Sapir, and their term expires at the annual meeting of stockholders to be held in 2027; and
•
the Class III directors are Katina Dorton, Robert J. Gould, Kate Haviland, and Josh Lehrer, and their term expires at the Annual Meeting of stockholders to be held in 2028.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Sonja Banks, Alan Ezekowitz, and Colin Hill for election as Class I directors at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class I is up for re-election at the Annual Meeting. Ms. Banks, Dr. Ezekowitz, and Mr. Hill are all presently directors, and have indicated a willingness to continue to serve as directors, if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

We have no formal policy regarding board composition, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the skills, background, and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.

Nominees for Election as Class I Directors

Biographical information as of March 31, 2026, including principal occupation and business experience during the last five years, for our nominees for election as Class I directors at our Annual Meeting is set forth below.

Sonja L. Banks, age 57, has served on our board of directors since December 2021. Ms. Banks has been the chief executive officer of the International Dyslexia Association since December 2018. Prior to that, Ms. Banks served in various leadership roles at the Sickle Cell Disease Association of America, Inc., or SCDAA, from May 2010 to December 2018, including as a senior advisor, president, and chief operating officer. Prior to joining the SCDAA, Ms. Banks was a director of community service and outreach at the St. Vincent’s Health System in Alabama from May 2007 to June 2010 and held key leadership roles at the United Negro College Fund and the United Way of Central Alabama from February 2000 to May 2007. Ms. Banks has previously served on the National Heart, Lung, and Blood Institute’s Sickle Cell Disease Advisory Committee, Community Health Charities Board, and the American Society of Hematology’s Sickle Cell Disease Coalition. Ms. Banks earned a B.A. in Political Science from the University of Alabama and an M.P.A. in Public Administration & Business from Jacksonville State University. We believe Ms. Banks’

experience in the life sciences industry, in particular her knowledge and understanding regarding access, reimbursement and treatment options in sickle cell disease, among others, qualifies her to serve on our board of directors.

Alan Ezekowitz, MBChB, D.Phil, age 72, has served on our board of directors since December 2016. Dr. Ezekowitz currently serves on the board of directors of Organon & Co., a global healthcare company, and Septerna, Inc., a biotechnology company. Dr. Ezekowitz has served as an advisory partner at Third Rock Ventures, LLC, or TRV, a leading biotech venture and company-formation fund, since December 2023 and previously as a venture partner at TRV from 2019 to 2022. Dr. Ezekowitz served as the president and chief executive officer of Abide Therapeutics, Inc., or Abide, a biopharmaceutical company that he co-founded, from 2011 to May 2019, when Abide was acquired by H. Lundbeck A/S. Prior to founding Abide, Dr. Ezekowitz was the senior vice president and franchise head for disease areas including bone, respiratory, immunology, muscle, dermatology and urology at Merck Research Laboratories, or Merck, a healthcare company, from March 2006 to March 2011. Prior to joining Merck, Dr. Ezekowitz was the Charles Wilder Professor of Pediatrics at the Harvard Medical School from June 1995 to March 2005 and served as the chief of pediatric services at the Massachusetts General Hospital for Children and the Partners Healthcare System. Additionally, he directed the Laboratory of Developmental Immunology at Massachusetts General Hospital. Dr. Ezekowitz received his medical training at the University of Cape Town in South Africa and received a Doctor of Philosophy degree from Oxford University. We believe Dr. Ezekowitz’s leadership experience in the life sciences industry qualifies him to serve on our board of directors.

Colin Hill, age 53, has served on our board of directors since June 2024. Mr. Hill co-founded Aitia, a leading AI-driven precision medicine company, in 2000 and has since served as its chief executive officer. Mr. Hill previously served on the board of directors of Biotelemetry Inc., a leading mobile health information company until its acquisition by Koninklijke Philips NV in 2021, and PPD Inc., a leading global contract research organization until its acquisition by Thermo Fisher Scientific Inc. in 2021, and was a founding member of the board of directors of AesRx, a biopharmaceutical company dedicated to the development of new treatments for sickle cell disease until its acquisition by Baxter International Inc. in 2014. Mr. Hill received a B.A. in Physics from Virginia Tech and master’s degrees in physics from both McGill University and Cornell University. We believe Mr. Hill’s leadership experience within the life sciences industry qualifies him to serve on our board of directors.

Our board of directors unanimously recommends voting “FOR” the election of Sonja Banks, Alan Ezekowitz, and Colin Hill as Class I directors for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Directors Continuing in Office

Biographical information as of March 31, 2026, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class II Directors

James Geraghty, age 71, has served on our board of directors since July 2016. Mr. Geraghty currently serves on the board of directors of Voyager Therapeutics, Inc., a biotechnology company. From May 2013 to December 2016, Mr. Geraghty was an Entrepreneur in Residence at TRV. From April 2011 to December 2012, Mr. Geraghty served as a senior vice president of Sanofi, a global healthcare company. Prior to that, he served in various senior management roles at Genzyme Corporation, or Genzyme, a biotechnology company, including as senior vice president, international development, president of Genzyme Europe, and chief executive officer of Genzyme Transgenics. Mr. Geraghty previously served as chairman of the board of Orchard Therapeutics, plc until its acquisition by Kyowa Kirin Co., Ltd. in January 2024, Idera Pharmaceuticals, Inc. until its acquisition by Aceragen, Inc. in September 2024, and Pieris Pharmaceuticals, Inc. Mr. Geraghty received a B.A. in English from Georgetown University, an M.S. in Psychology from the University of Pennsylvania and a J.D. from Yale Law School. We believe Mr. Geraghty’s public company board and management experience and his broad and deep knowledge of the industry in which we operate qualifies him to serve on our board of directors.

Rachel King, age 66, has served on our board of directors since November 2024. Ms. King currently serves on the board of directors of Novavax, Inc., a publicly traded biotechnology company. Ms. King co-founded GlycoMimetics, Inc., a biotechnology company, in 2003, and served as its president and chief executive officer from 2003 to 2021. Ms. King served as the interim president and chief executive officer of the Biotechnology Innovation Organization, or BIO, from October 2022 to March 2024 and has served on its board of directors since 2005, including as chair of the board of BIO from 2013 to 2015. Previously, Ms. King was an Executive in Residence at New Enterprise Associates, an investment firm, from 2001 to 2003. From 1999 to 2001, Ms. King served as a senior vice president of Novartis Corporation, or Novartis, a pharmaceutical company. Before joining Novartis, Ms. King spent 10 years with Genetic Therapy, Inc., a biotechnology company, where she served in a number of roles as part of the executive team, which included the company’s initial public offering and later acquisition by Novartis. After the acquisition by Novartis, she served as the chief executive officer of Genetic Therapy, which was then a wholly owned subsidiary of Novartis. Ms. King previously worked at Alza Corporation, a pharmaceutical and medical systems company that was later acquired by Johnson & Johnson, as well as at Bain and Company, a management consulting firm. Ms. King also currently serves on the board of the University of Maryland BioPark. She received a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. We believe Ms. King’s leadership experience within the life sciences industry qualifies her to serve on our board of directors.

Alex C. Sapir, age 59, has served as our president and chief executive officer and as a member of our board of directors since July 2023. Prior to joining our Company, Mr. Sapir served as chief executive officer and a member of the board of directors of ReViral Ltd. (acquired by Pfizer Inc.), or ReViral, a biopharmaceutical company focused on developing novel antiviral therapeutics that target respiratory syncytial virus, from June 2019 until June 2022. From January 2017 to December 2018, Mr. Sapir served as the president and chief executive officer of Dova Pharmaceuticals Inc., or Dova (acquired by Sobi, Inc.), a pharmaceutical company focused on developing drug candidates for diseases that are treated by specialist physicians, with an initial focus on addressing thrombocytopenia, and as a member of Dova’s board of directors from March 2017 to April 2019. Earlier in his career, Mr. Sapir was the Executive Vice President for Marketing and Sales at United Therapeutics Corporation, a biotechnology company focused on the development and commercialization of unique products to address the unmet medical needs of patients with chronic and life-threatening conditions and prior to that, Mr. Sapir held commercial positions of increasing responsibility at GlaxoSmithKline and other smaller healthcare companies. Mr. Sapir is currently a senior lecturer in the Health Care Management department at the Wharton School, University of Pennsylvania. Mr. Sapir received a B.A. in economics from Franklin and Marshall College and an M.B.A. from Harvard Business School. We believe that Mr. Sapir is qualified to serve on our board of directors due to his extensive knowledge of our company and his significant background in working with life sciences companies.

Class III Directors

Katina Dorton, age 68, has served on our board of directors since January 2020. Ms. Dorton currently serves on the board of directors of Tscan Therapeutics, Inc., a clinical stage biotechnology company developing T cell therapies for patients with cancer, Keenova Therapeutics plc (formerly Mallinckrodt, plc), a global business focused on specialty pharmaceutical products and therapies, and Prelude Therapeutics, a public company developing novel oncology drugs. Previously Ms. Dorton held chief financial officer positions at several biotechnology companies, including Nodthera Inc, from 2020 through 2022, Repare Therapeutics Inc., from 2019 to 2020, AVROBIO, Inc., from 2017 through 2018, and Immatics GmbH, from 2015 through 2017, each a biotechnology company. Ms. Dorton served on the board of directors of US Ecology, Inc., an environmental services company, from 2014 until its acquisition by Republic Services, Inc. in 2022 and Pandion Therapeutics, Inc., a biopharmaceutical company, from December 2020 until its acquisition by Merck & Co., Inc in April 2021. Ms. Dorton holds a J.D. from the University of Virginia School of Law, an M.B.A. from George Washington University and a B.A. from Duke University. We believe that Ms. Dorton’s extensive experience working with life sciences companies qualifies her to serve on our board of directors.

Robert J. Gould, Ph.D., age 71, has served as a member of our board of directors since July 2016, served as our interim president and chief executive officer from January 2023 to June 2023, and served as our president and chief executive officer from July 2016 to March 2021. Dr. Gould served as an operating partner of Khosla Ventures from September 2021 to December 2025. Dr. Gould previously served as president and chief executive officer of Epizyme, Inc., or Epizyme, a biopharmaceutical company, from March 2010 to September 2015. Prior to joining Epizyme, he served as director of novel therapeutics at the Broad Institute of Massachusetts Institute of Technology, or MIT, and Harvard, a research institute, from December 2006 to March 2010. Dr. Gould spent 23 years at Merck, a healthcare company, where he held a variety of leadership positions, culminating in the role of vice president, licensing and external research. Dr. Gould served on the board of directors of Turnstone Biologics Corp, a biotechnology company, from January 2019 to August 2025, and as a member of the board of directors of Epizyme from March 2010 to March 2016. He is currently vice chair of the board of trustees of Spring Arbor University. Dr. Gould received a B.A. from Spring Arbor University and a Ph.D. from the University of Iowa and completed postdoctoral studies at the Johns Hopkins University. We believe that Dr. Gould’s extensive leadership experience in the life sciences industry and his extensive knowledge of our company based on his previous role as our chief executive officer qualify him to serve on our board of directors.

Kate Haviland, age 50, has served on our board of directors since June 2018, and as chair of the board since January 2022. Ms. Haviland currently serves on the board of directors of Bicara Therapeutics Inc., a biotechnology company and Avalyn Pharm Inc., a biotechnology company. Ms. Haviland previously served as chief executive officer and a member of the board of directors of Blueprint Medicines Corporation (acquired by Sanofi), or Blueprint, a commercial stage biopharmaceutical company, from April 2022 to July 2025, as chief operating officer of Blueprint from January 2019 to April 2022, and chief business officer of Blueprint from January 2016 to January 2019. Prior to joining Blueprint, Ms. Haviland served as vice president, rare diseases and oncology program leadership at Idera Pharmaceuticals (acquired by Aceragen, Inc.) from April 2014 to December 2015, as head of commercial development at Sarepta Therapeutics, Inc. from June 2012 to April 2014, as executive director of commercial development at PTC Therapeutics, Inc. from March 2007 to June 2012, and roles in corporate development and project management at Genzyme from July 2005 to April 2007. Ms. Haviland received a B.A. from Wesleyan University with a double major in biochemistry/molecular biology and economics and an M.B.A. from Harvard Business School. We believe that Ms. Haviland’s extensive experience working with life sciences companies and leadership within the biopharmaceutical industry qualifies her to serve on our board of directors.

Josh Lehrer, M.D., M.Phil., FACC, age 52, has served on our board of directors since April 2026. Dr. Lehrer has served as chief executive officer and a member of the board of directors of Marea Therapeutics, Inc., a clinical-stage biopharmaceutical company, since October 2023. Previously, Dr. Lehrer served as president and chief executive officer and as a member of the board of directors of Graphite Bio, Inc. (subsequently merged with LENZ Therapeutics, Inc.), a clinical-stage biotechnology company, from April 2020 until September 2023. From October 2013 to April 2020, Dr. Lehrer held various leadership roles at Global Blood Therapeutics, Inc. (acquired by Pfizer, Inc.), including Chief Medical Officer where he oversaw the development and approval of Oxbryta® (voxelotor) for the treatment of sickle cell disease. From September 2009 to October 2013, Dr. Lehrer served in leadership roles at Genentech, Inc. in clinical development and business development. Dr. Lehrer has also held attending physician roles at Stanford University Medical Center and the Palo Alto Veteran’s Affairs Health System. He holds an A.B. in Biochemical Sciences from Harvard University and a Master of Philosophy in Biological Sciences from the University of Cambridge. Dr. Lehrer earned his Doctor of Medicine at the University of California, San Francisco (UCSF), School of Medicine and completed his residency at UCSF in Internal Medicine. Dr. Lehrer served as a Clinical and Postdoctoral Fellow in cardiovascular medicine at Stanford University and attended the Institute for Entrepreneurship at the Stanford Graduate School of Business. We believe that Dr. Lehrer is qualified to serve on our board of directors based on his medical background, extensive experience in business and clinical development and knowledge of public development stage biopharmaceutical companies.

Executive Officers Who Are Not Directors

Biographical information as of March 31, 2026 for our executive officers who are not directors is listed below.

Alan Musso, age 64, has served as our chief financial officer since August 2023. Previously, Mr. Musso served as chief financial officer of ReViral from October 2019 until September 2022. From September 2018 to September 2019, Mr. Musso served as the chief financial officer of Peloton Therapeutics, Inc. (acquired by Merck & Co., Inc.), a biopharmaceutical company focused on oncology drug discovery and development. From November 2014 to August 2018, Mr. Musso served as the chief financial officer and treasurer of Bellicum Pharmaceuticals, Inc., a public biotechnology company focused on discovering and developing novel, controllable cellular immunotherapies for various forms of cancer. From February 2002 to November 2014, Mr. Musso served in various positions at Targacept, Inc., a public biopharmaceutical company, including as senior vice president of finance and administration, chief financial officer and treasurer, and assistant secretary. Mr. Musso currently serves on the board of directors of Rein Therapeutics, Inc., a biopharmaceutical company. Mr. Musso has over 25 years of biotechnology and pharmaceutical industry experience in both large and emerging growth companies. Mr. Musso received his B.S. in accounting from Saint Mary’s College of California and his graduate degree from the Thunderbird School of Global Management.

Curtis Oltmans, J.D., age 62, has served as our chief legal officer since August 2022, head of external affairs since November 2025, and previously served as our general counsel from November 2020. Mr. Oltmans previously served as vice president, head of litigation for DaVita, Inc., or DaVita, a healthcare company, from June 2019 to November 2020. Prior to joining DaVita, he served as general counsel for Array BioPharma, a biopharmaceutical company which was acquired by Pfizer Inc. Prior to joining Array BioPharma, Mr. Oltmans served as the U.S. general counsel for Novo Nordisk, a pharmaceutical company. Mr. Oltmans currently serves on the board of directors of Avenue Therapeutics, Inc., a biopharmaceutical company. Mr. Oltmans earned a B.A. in Political Science from the University of Nebraska and a J.D. from the University of Nebraska College of Law.

There is no arrangement or understanding between any of our directors or executive officers and any other person or persons pursuant to which he or she was or is to be selected as a director or executive officer.

PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by our compensation and human capital management committee and our board of directors with respect to the fiscal year ended December 31, 2025. Our executive compensation embodies a pay-for-performance philosophy that supports our business strategy, aligns the interests of our executives with our stockholders and promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term incentive-based compensation to encourage consistently strong performance, and our board of directors and our compensation and human capital management committee believe that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

At our 2025 annual meeting of stockholders, our stockholders approved one year as the preferred frequency for holding non-binding advisory votes to approve the compensation of our named executive officers. Accordingly, our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that Fulcrum’s stockholders approve, on a non-binding, advisory basis, the compensation of Fulcrum’s named executive officers, as disclosed in this proxy statement, including the compensation tables and narrative discussion

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by our company or our board of directors (or any committee thereof), create or imply any change to the fiduciary duties of our board of directors (or any committee thereof), or create or imply any additional fiduciary duties for our board of directors (or any committee thereof). However, our compensation and human capital management committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Our board of directors unanimously recommends voting “FOR” Proposal No. 2 to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2025 and 2024.

Fee Category	2025	2024
Audit fees (1)	$581,000	$471,000
Audit related fees	—	—
Tax fees (2)	18,270	98,510
All other fees	—	—
Total fees	$599,270	$569,510

(1)
“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with regulatory filings or engagements.
(2)
“Tax fees” consist of fees for professional services, including tax compliance, advice and tax planning.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Our board of directors unanimously recommends voting “FOR” Proposal No. 3 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, we believe that it is important that our board of directors reflects the composition of employees and the communities that we serve. A review of skill sets, backgrounds, perspectives and personal characteristics are an important part of the process that our nominating and corporate governance committee follows when identifying nominees to serve as directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
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Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.
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Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
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Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.
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Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors is considered.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2026 Annual Meeting.”

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2026, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Sapir and Dr. Gould, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation and human capital management committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Gould is not an independent director under these rules because he was our interim president and chief executive officer through June 2023, and Mr. Sapir is not an independent director under these rules as he has been serving as our president and chief executive officer since July 2023.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation and human capital management committee, a nominating and corporate governance committee and a science and technology committee. Each of the audit committee, compensation and human capital management committee, nominating and corporate governance committee and science and technology committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, the compensation and human capital management committee, the nominating and corporate governance committee and the science and technology committee is posted on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.

Audit Committee

The members of our audit committee are Katina Dorton, James Geraghty, and Kate Haviland, and Katina Dorton serves as the chair of the audit committee. Our audit committee met five times during 2025. Our audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
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overseeing our risk assessment and risk management policies, including with respect to cybersecurity;
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establishing procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Katina Dorton is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation & Human Capital Management Committee

The members of our compensation and human capital management committee are Katina Dorton, Alan Ezekowitz, and Rachel King, and Rachel King serves as chair of the compensation and human capital management committee. Our compensation and human capital management committee met four times during 2025. Our compensation and human capital management committee’s responsibilities include:

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
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overseeing an evaluation of the performance of our senior executives;
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to our board of directors with respect to director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;
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preparing the compensation committee report if and to the extent then required by SEC rules;
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appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation and human capital management committee;
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administering our compensation recovery policy;
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reviewing and evaluating employee demographics and initiatives to foster diversity, equity and inclusion;
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reviewing and evaluating hiring, turnover and promotion trends and related programs; and
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reviewing and evaluating actions and initiatives directed at employee engagement and company culture.

We believe that the composition of our compensation and human capital management committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Sonja Banks, James Geraghty, and Kate Haviland, and Jim Geraghty serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee met four times during 2025. Our nominating and corporate governance committee’s responsibilities include:

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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing and making recommendations to our board with respect to our board leadership structure;
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reviewing and making recommendations to our board with respect to management succession planning;
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developing and recommending to our board of directors corporate governance principles; and
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overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Science and Technology Committee

The members of our science and technology committee are Alan Ezekowitz, Robert J. Gould, and Colin Hill, and Robert J. Gould serves as chair of the science and technology committee. The science and technology committee assists our board’s oversight of our research activities and assists us in evaluating science and technology issues. Our science and technology committee’s responsibilities include:

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reviewing, evaluating, and advising our board of directors and management regarding our long-term strategic goals and objectives and the quality and direction of our research and development programs;
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monitoring and evaluating trends in research and development, and recommending to our board of directors and management emerging technologies for building the company’s technological strength;
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recommending approaches to acquiring and maintaining technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and capital);
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advising our board of directors and management on the scientific aspects of business development transactions;
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regularly reviewing our research and development pipeline; and
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assisting our board of directors with its oversight responsibility for enterprise risk management in areas affecting our research and development.

Compensation Committee Interlocks and Insider Participation

During 2025, the members of our compensation and human capital management committee were Katina Dorton, Alan Ezekowitz, and Rachel King. None of our executive officers currently serves, or in the past year has served, on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has one or more of its executive officers serving on our board of directors or our compensation and human capital management committee. None of the current members, or members serving during 2025, of our compensation and human capital management committee is, or has ever been, an officer or employee of our company.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met seven times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All then-serving directors attended our 2025 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:

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the principal responsibility of our board of directors is to oversee our management;
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a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;
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the independent directors meet in executive session at least twice a year;
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directors have full and free access to management and, as necessary, independent advisors;
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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
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our nominating and corporate governance committee will oversee an annual self-evaluation of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com.

Board Leadership Structure and Oversight of Risk

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chairman of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chairman of our board of directors is independent within the meaning of the Nasdaq listing rules.

We currently separate the roles of chief executive officer and chairman of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairman of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management.

Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2025. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation and human capital management committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. Our science and technology committee assists our board of directors in its oversight of our research activities and provides input to management on decisions regarding research strategy. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Insider Trading Policy and Anti-Hedging and Anti-Pledging Policies

Our insider trading policy, which was approved by our board of directors, can be found as Exhibit 19.1 of our annual report on Form 10-K for the fiscal year ended December 31, 2025. We believe that this policy is reasonably designed to promote compliance with insider trading laws and regulations and any applicable listing standards. The policy expressly prohibits our directors, officers and employees from purchasing or selling or other dispositions of our company’s securities while in possession of material non-public information. Our insider trading policy also expressly prohibits all of our employees, including our executive officers, and our directors from engaging in any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. Our insider trading policy also expressly prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, although an exception may be granted in extraordinary situations where a person wishes to pledge our securities as collateral for a loan (other than a margin loan) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. In addition, with regard to our trading in our company’s securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Equity Grant Policies and Practices

From time to time, we award stock options to our employees, including the named executive officers. In April 2025, we adopted an equity award grant policy that governs the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Under our equity award grant policy, both new-hire option grants and periodic annual refresh employee grants become effective on the first Monday of the next month that is a trading day following approval, and such grants are typically approved at a meeting of the compensation and human capital management committee or (for non-executive employees) pursuant to authority delegated by such committee to our chief executive officer. Non-employee directors receive automatic initial and annual stock option grants, at the time of a director’s appointment or election to the board and at the time of each annual meeting of our stockholders, respectively. For additional information on our non-employee director compensation program, see below under the heading, “Executive and Director Compensation—Director Compensation.” The compensation and human capital management committee considers whether there is any material nonpublic information, or MNPI, about our company when determining the timing and terms of stock option awards and generally does not time the grant of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Compensation Recovery Policy

Our board of directors has adopted a compensation recovery policy, which became effective in November 2023. The compensation recovery policy establishes the circumstances and procedures under which we may recover erroneously awarded incentive-based compensation from our current or former executive officers in accordance with the Nasdaq listing standards and Rule 10D-1 under the Exchange Act. Specifically, we may recover erroneously awarded incentive-based compensation (including cash or equity compensation) from our current or former executive officers under certain circumstances if we are required to restate our financial results due to material noncompliance with any financial reporting requirement under the securities laws. The policy is administered by our compensation and human capital management committee. The full text of the compensation recovery policy is included as Exhibit 97.1 to our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Fulcrum Therapeutics, Inc.

26 Landsdowne Street

Cambridge, Massachusetts 02139 Attention: Board of Directors

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing online at https://www.whistleblowerservices.com/fulcrumtx or to our general counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139 or via the toll-free telephone number 855-718-8021.

EXECUTIVE AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for 2025. Our named executive officers for 2025 were Alex Sapir, Alan Musso, and Curtis Oltmans. This section also describes the material elements of compensation awarded to, earned by or paid to each of our non-employee directors.

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and our directors and is intended to place in perspective the data presented in the tables and narrative that follow.

Executive and Director Compensation Processes

Our executive compensation program is administered by the compensation and human capital management committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation and human capital management committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. In designing our executive compensation program, our compensation and human capital management committee considers compensation data for national and regional companies in the biotechnology/pharmaceutical industry provided by our independent compensation consultant to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2018, our compensation and human capital management committee has retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. During 2025, our compensation and human capital management committee directly retained Aon to advise on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards, and our compensation program for directors, and Aon made recommendations with respect to the amount and form of executive and director compensation and practices. Although our compensation and human capital management committee considers the advice and guidance of Aon as to our executive and director compensation programs, our compensation and human capital management committee ultimately makes its own decisions about these matters. During 2025, in addition to providing executive and director compensation related services, which resulted in aggregate fees equal to $222,820, Aon provided us with commercial risk consulting services totaling $125,000. The decision to engage Aon for commercial risk consulting services was approved by management in the ordinary course of business. Because these other services were in the ordinary course of business, our compensation and human capital management committee did not specifically approve such services, although it is aware of these other services. In the future, we expect that our compensation and human capital management committee will continue to engage independent compensation consultants to provide additional guidance on our executive and director compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

The compensation and human capital management committee reviewed information regarding the independence and potential conflicts of interest of Aon, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation and human capital management committee concluded that the engagement of Aon did not raise any conflict of interest.

Under its charter, the compensation and human capital management committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During 2025, the compensation and human capital management committee did not form or delegate authority to such subcommittees. In addition, under its charter, the compensation and human capital management committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our equity-based plans to employees who are not directors or executive officers of the Company. During 2025, the compensation and human capital management committee delegated authority to the current chief executive officer to grant certain stock options to non-executive employees.

Compensation of executive officers and directors is subject to our policies, including insider trading, anti-hedging and anti-pledging and compensation recovery policies described under “— Corporate Governance” above.

Our director compensation program is administered by our board of directors with the assistance of the compensation and human capital management committee. The compensation and human capital management committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Alex C. Sapir	2025	650,000	—	2,052,132	411,200	138,158	3,251,490
President and Chief Executive Officer	2024	650,000	—	—	211,300	142,000	1,003,300
Alan Musso	2025	478,100	—	1,004,910	220,000	104,115	1,807,125
Chief Financial Officer	2024	457,500	—	568,760	119,000	106,500	1,251,760
Curtis Oltmans	2025	472,200	—	793,350	217,300	—	1,482,850
Chief Legal Officer and Head of External Affairs	2024	454,000	—	853,140	118,100	—	1,425,240

(1)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock- based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on February 24, 2026, regarding assumptions underlying the valuation of stock option awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)
Except where noted otherwise, the amounts reported in the “Non-Equity Incentive Plan” column reflect annual cash bonuses earned by our named executive officers for their performance in 2025 and 2024, respectively. See “—Narrative to Summary Compensation Table—Annual Incentive Bonus.”
(3)
For Mr. Sapir, 2025 amount includes $97,295 for a housing and travel allowance and a $40,863 tax gross-up related to the taxable housing and travel allowance and 2024 amount includes $100,000 for a housing and travel allowance and a $42,000 tax gross-up related to the taxable housing and travel allowance. For Mr. Musso, 2025 amount includes $73,320 for housing and travel allowance and a $30,795 tax gross-up related to the housing and travel allowance and 2024 amount includes $75,000 for housing and travel allowance and a $31,500 tax gross-up related to the housing and travel allowance.
(4)
In connection with the commencement of his employment in 2023, Mr. Sapir received a large onboarding option grant. Accordingly, Mr. Sapir did not receive an annual award in 2024.

Narrative to Summary Compensation Table

Business Performance. We are a clinical-stage biopharmaceutical company focused on improving the lives of patients with genetically defined rare diseases in areas of high unmet medical need. Some of our key results and milestones in 2025 are as follows:

•
In July 2025, we announced results from the 12 mg dose cohort of our Phase 1b trial of pociredir in sickle cell disease, or SCD, following conclusion of the 12-week treatment period. Mean absolute fetal hemoglobin, or HbF, increased by 8.6% at 12 weeks of treatment with pociredir, increasing from a baseline of 7.6% to 16.2%. Results demonstrated early progression toward pan-cellular HbF induction, improvements in markers of hemolysis and anemia, and encouraging trends in vaso-occlusive crisis, or VOC, reduction.
•
In December 2025, we announced positive initial results of the 20 mg dose cohort of the Phase 1b PIONEER trial of pociredir in SCD at the 67th American Society of Hematology Annual Meeting. Mean absolute HbF increased by 9.9% at six weeks of treatment with pociredir, increasing from a baseline of 7.1% to 16.9%. Results demonstrated early progression toward pan-cellular HbF induction, improvements in markers of hemolysis and anemia, and encouraging trends in VOC reduction.
•
In December 2025, we completed a successful public equity offering, raising $164.2 million of net proceeds.
•
Net loss was $74.9 million for the year ended December 31, 2025, as compared to a net loss of $9.7 million for the year ended December 31, 2024 (which reflected an $80.0 million upfront payment in the second quarter of 2024 under a license agreement).

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to (and prior to their respective departures, none of them were party to) an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In January 2025, our board of directors kept Mr. Sapir’s 2025 annual base salary at $650,000, and increased Mr. Musso’s 2025 annual base salary to $478,100, and Mr. Oltmans’ 2025 annual base salary to $472,200.

In January 2026, our board of directors set Mr. Sapir’s 2026 annual base salary at $672,800, Mr. Musso’s 2026 annual base salary at $488,000, and Mr. Oltmans’ 2026 annual base salary at $482,000.

Annual Incentive Bonus. Our employment agreements with our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees, including our named executive officers, to achieve annual goals based on our strategic, financial and operating performance objectives. The bonus may be in the form of cash, equity award, or a combination of cash and equity. From time to time, our board of directors has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance. Our board of directors did not grant any discretionary annual cash bonuses in 2025.

The 2025 target bonus amounts, expressed as a percentage of annual base salary, for our named executive officers were 55% for Mr. Sapir, 40% for Mr. Musso, and 40% for Mr. Oltmans. Incentive awards for our named executive officers are based 100% on our corporate performance. The 2025 goals included development goals relating to advancing our product candidate for SCD, research goals relating to maintaining a portfolio in hematology diseases, business operations goals relating to management of resources, and human resources goals relating to effective utilization and maximum development. When evaluating our corporate performance, the compensation and human capital management committee considers these goals and assigns initial weightings; however, rather than determining bonuses through a formulaic application of those weightings, the committee evaluates overall performance holistically in determining final outcomes. Based on an assessment of our performance in the goals noted above, the committee awarded payouts equal to 115% of target for each of our named executive officers. Accordingly, our board of directors awarded bonuses of $411,200, $220,000, and $217,300 to Mr. Sapir, Mr. Musso, and Mr. Oltmans, respectively.

In January 2026, our board of directors set 2026 target bonus amounts, expressed as a percentage of annual base salary, at 55% for Mr. Sapir, 40% for Mr. Musso, and 40% for Mr. Oltmans.

Long Term Equity Incentives. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders.

In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them. Our executive officers were awarded an initial equity award, typically in the form of time-vested stock options, upon commencement of employment. These initial grants vest as to 25% of the shares underlying the award on the first anniversary of the commencement of employment and as to an additional 6.25% of the original number of shares underlying the award quarterly thereafter.

In 2025, the board of directors determined that equity would be granted to executive officers in the form of time-vested stock options. The board of directors believes this approach is appropriate because it aligns executive interests with those of shareholders by motivating shareholder value creation, as the stock option does not have value to the individual absent an increase in our stock price. The option awards that we have granted to our executive officers at times other than in connection with the commencement of employment, including those granted in 2025, typically become exercisable in equal quarterly installments over a term of four years from the applicable vesting commencement date. The number of stock options granted to executive officers was based in part on recommendations from Aon, our independent compensation consultant, and also considered performance, contributions, criticality, market data, and internal equity.

Vesting rights generally cease upon termination of service and exercise rights for options generally cease shortly after termination, although in connection with a separation of service, we may agree to extend the post-termination exercise period.

See “—Outstanding Equity Awards at December 31, 2025” for information regarding equity awards granted to our named executive officers that remained outstanding as of fiscal year end.

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding all outstanding stock options held by each of our named executive officers as of December 31, 2025. We have omitted stock awards from the following table as there are no outstanding stock awards held by our named executive officers as of December 31, 2025.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Alex C. Sapir	1,369,000	911,400	(1)	3.27	5/11/2033
	109,125	472,875	(2)	4.16	1/23/2035
Alan Musso	243,450	189,350	(3)	4.01	8/6/2033
	61,822	—		4.01	8/6/2033
	43,750	56,250	(4)	6.95	1/25/2034
	53,438	231,562	(2)	4.16	1/23/2035
Curtis Oltmans	153,600	—		11.82	12/2/2030
	56,250	3,750	(5)	12.69	1/18/2032
	40,625	9,375	(6)	7.40	8/8/2032
	103,125	46,875	(7)	12.59	2/8/2033
	79,688	47,812	(8)	2.58	4/25/2033
	65,625	84,375	(4)	6.95	1/25/2034
	42,188	182,812	(2)	4.16	1/23/2035

(1)
This option award vests over four years, with 25% of the shares vested on May 12, 2024 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.
(2)
This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2025, subject to continued service.
(3)
This option award vests over four years, with 25% of the shares vested on August 7, 2024 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.
(4)
This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2024, subject to continued service.
(5)
This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2022, subject to continued service.
(6)
This option award vests over four years, with 25% of the shares vested on July 1, 2023 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.
(7)
This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2023, subject to continued service.
(8)
This option award vests over four years, with 25% of the shares vested on April 26, 2024 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.

Employment Agreements

We entered into written compensation agreements with each of our named executive officers. Generally these agreements were employment agreements that set forth the terms of the executive officer’s compensation, including base salary and annual performance bonus opportunity prior to their respective resignations. In addition, the agreements provided that, subject to eligibility requirements under the plan documents governing such programs and our policies, the executive officers were eligible to participate in company-sponsored benefit programs that are generally available to all of our similarly- situated employees. Each executive officer was also eligible to receive equity awards at such times and on such terms and conditions as the board of directors may have determined. Annual base salaries and bonus target percentages were reviewed by our compensation and human capital management committee and the board of directors on an annual or more frequent basis and were subject to change in the discretion of our board of directors or compensation and human capital management committee. See “ – Narrative to Summary Compensation Table” for the 2025 annual base salaries, 2025 target bonus percentages, and the actual 2025 bonus payouts.

Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosures required of a “smaller reporting company” regarding executive compensation for our principal executive officers, or PEOs, and other named executive officers, or the Non-PEO NEOs, and our performance for the fiscal years listed below. The compensation and human capital management committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1)	Summary Compensation Table Total for Third PEO(1)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Compensation Actually Paid to Third PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(4) ($)	Net Income ($ Millions)
2025	—	—	3,251,490	—	—	14,925,874	1,644,987	4,466,629	155.36	(74.88)
2024	—	—	1,003,300	—	—	(3,260,384)	2,135,758	610,990	64.56	(9.73)
2023	1,869,696	424,501	6,990,596	(2,116,224)	(186,604)	14,986,660	2,130,783	1,897,910	92.72	(97.34)

1.
Bryan Stuart was our PEO until January 2, 2023. Robert J. Gould was our PEO from January 2, 2023, until July 1, 2023. Alex Sapir has been our PEO since July 1, 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2025	2024	2023
Alan Musso	Alan Musso	Alan Musso
Curtis Oltmans	Curtis Oltmans	Curtis Oltmans
	Patrick Horn	Mel Hayes

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation actually earned, realized, or received by our NEOs during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards row are equal to the Option Awards column set forth in the Summary Compensation Table (the amounts for the Non-PEO NEOs are averages for the group of Non-PEO NEOs in each applicable year).

Stuart
2023
SCT - Total Compensation	$1,869,696
- Exclusion of Option Awards	(1,294,861)
+ Fair Value at FY-End of Outstanding and Unvested Awards Granted in the FY	—
+ Fair Value of Awards Granted during the FY that Vested During the FY	—
+ Change in Fair Value of Outstanding and Unvested Awards Granted in Prior FYs	—
+ Change in Fair Value of Awards Granted in Prior FYs that Vested During the FY	—
+ Change in Fair Value of Awards Modified during the FY	—
- Fair Value at Last Day of Prior Year of Equity Awards Forfeited During the FY	(2,691,059)
= Compensation Actually Paid (CAP)	$(2,116,224)

Gould
2023
SCT - Total Compensation	$424,501
- Exclusion of Option Awards	(76,404)
+ Fair Value at FY-End of Outstanding and Unvested Awards Granted in the FY	78,248
+ Fair Value of Awards Granted during the FY that Vested During the FY	—
+ Change in Fair Value of Outstanding and Unvested Awards Granted in Prior FYs	(429,988)
+ Change in Fair Value of Awards Granted in Prior FYs that Vested During the FY	(182,961)
+ Change in Fair Value of Awards Modified during the FY	—
- Fair Value at Last Day of Prior Year of Equity Awards Forfeited During the FY	—
= Compensation Actually Paid (CAP)	$(186,604)

	Sapir
	2025	2024	2023
SCT - Total Compensation	$3,251,490	$1,003,300	$6,990,596
- Exclusion of Option Awards	(2,052,132)	—	(6,398,757)
+ Fair Value at FY-End of Outstanding and Unvested Awards Granted in the FY	4,760,971	—	14,394,821
+ Fair Value of Awards Granted during the FY that Vested During the FY	575,866	—	—
+ Change in Fair Value of Outstanding and Unvested Awards Granted in Prior FYs	5,387,958	(4,369,929)	—
+ Change in Fair Value of Awards Granted in Prior FYs that Vested During the FY	3,001,721	106,245	—
+ Change in Fair Value of Awards Modified during the FY	—	—	—
- Fair Value at Last Day of Prior Year of Equity Awards Forfeited During the FY	—	—	—
= Compensation Actually Paid (CAP)	$14,925,874	$(3,260,384)	$14,986,660

	Average of Non-PEO NEOs
	2025	2024	2023
SCT - Total Compensation	$1,644,987	$2,135,758	$2,130,783
- Exclusion of Option Awards	(899,130)	(1,585,447)	(1,633,790)
+ Fair Value at FY-End of Outstanding and Unvested Awards Granted in the FY	2,085,987	254,606	1,638,150
+ Fair Value of Awards Granted during the FY that Vested During the FY	252,306	79,409	38,073
+ Change in Fair Value of Outstanding and Unvested Awards Granted in Prior FYs	1,231,701	(303,616)	(154,968)
+ Change in Fair Value of Awards Granted in Prior FYs that Vested During the FY	150,777	30,280	(120,338)
+ Change in Fair Value of Awards Modified during the FY	—	—	—
- Fair Value at Last Day of Prior Year of Equity Awards Forfeited During the FY	—	—	—
= Compensation Actually Paid (CAP)	$4,466,629	$610,990	$1,897,910

4.
The amounts shown assume $100 was invested for the period starting December 31, 2022, through the end of the listed year in our stock. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between Compensation Actually Paid and Company Total Shareholder Return, or TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and our cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
Company TSR (12/31/2022 Indexed to $100)
20.0
15.0
10.0
5.0
-
(5.0)
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
12/31/2022
2023
2024
2025
100.0
12.7
1.9
92.7
(3.3)
0.6
64.6
14.9
4.5
155.4
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Fulcrum Therapeutics, Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
15.0
10.0
5.0
-
(5.0)
(10.0)
190.00
140.00
90.00
40.00
(10.00)
(60.00)
(110.00)
Net Income (Loss) ($ Million)
12.7
1.9
0.6
(3.3)
14.9
4.5
(97.34)
(9.73)
(74.88)
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Income

Potential Payments upon Termination or Change in Control

The employment agreements and the employment of Mr. Sapir, Mr. Musso, and Mr. Oltmans may be terminated as follows: (1) upon the death or “disability” (as disability is defined in the applicable employment agreement) of such executive officer; (2) at our election, with or without “cause” (as cause is defined in the applicable employment agreement); and (3) at such executive officer’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

Alex Sapir

In the event of the termination of Mr. Sapir’s employment by us without cause, or by him for good reason, prior to or more than 18 months following a “change in control” (as change in control is defined in his employment agreement), and following the one year anniversary of the start date, Mr. Sapir is entitled to his base salary that has accrued and to which he is entitled as of the termination date and other accrued benefits, collectively, the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to 150% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time that would otherwise vest during the 18-month period following the termination date, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

In the event of the termination of Mr. Sapir’s employment by us without cause, or by him for good reason, within 18 months following a change in control, Mr. Sapir is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Mr. Sapir is entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 27 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to 225% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

If Mr. Sapir’s employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Sapir without good reason, our obligations under the employment agreement cease immediately, and Mr. Sapir is only entitled to the accrued obligations.

Alan Musso

In the event of the termination of Mr. Musso’s employment by us without cause, or by him for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement), and following the one year anniversary of the start date, Mr. Musso is entitled to his base salary that has accrued and to which he is entitled as of the termination date and other accrued benefits, collectively, the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 9 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 9 months following his date of termination, and (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control.

In the event of the termination of Mr. Musso’s employment by us without cause, or by him for good reason, within 12 months following a change in control, Mr. Musso is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Mr. Musso is entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

If Mr. Musso’s employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Musso without good reason, our obligations under the employment agreement cease immediately, and Mr. Musso is only entitled to the accrued obligations.

Curtis Oltmans

In the event of the termination of Mr. Oltmans’ employment by us without cause, or by him for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement), Mr. Oltmans is entitled to his base salary that has accrued and to which he is entitled as of the termination date and other accrued benefits, collectively, the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 9 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 9 months following his date of termination.

In the event of the termination of Mr. Oltmans’ employment by us without cause, or by him for good reason, within 12 months following a change in control, Mr. Oltmans is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Mr. Oltmans is entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

If Mr. Oltmans’ employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Oltmans without good reason, our obligations under the employment agreement cease immediately, and Mr. Oltmans is only entitled to the accrued obligations.

Employee Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

In connection with the employment agreements, each of our named executive officers has entered into a standard form agreement with respect to non-solicitation, confidential information and assignment of inventions.

Under their respective agreements, each named executive officer has agreed that we own all inventions that are developed by such executive officer during his employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services, (ii) result from tasks assigned to the executive officer by us or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us. Each named executive officer also agreed to provide us with a non-exclusive, royalty- free, paid-up, irrevocable, worldwide license for any prior inventions that such executive officer incorporates into any of our products, processes, machines or other works, in the course of such executive officer’s employment with us. Under their respective agreements, each named executive officer has further agreed not to solicit our employees, consultants, customers, business or prospective customers during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our discretionary match. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. We match 100% of the first 2% that an employee contributes to the 401(k) plan, and 50% on the next 4% that an employee contributes to the 401(k) plan. Matching contributions are 100% vested immediately.

Director Compensation

The table below shows all compensation earned by our non-employee directors during the year ended December 31, 2025.

	Fees earned or paid in cash	Option awards	Total
Name	($)	($)(1)(2)	($)
Sonja L. Banks	$44,000	$219,406	$263,406
Katina Dorton	60,000	219,406	279,406
Alan Ezekowitz	53,641	219,406	273,047
James Geraghty	55,500	219,406	274,906
Robert Gould	50,000	219,406	269,406
Kate Haviland	81,500	219,406	300,906
Colin Hill	45,000	219,406	264,406
Rachel King	46,359	219,406	265,765

(1)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of ASC 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on February 24, 2026, regarding assumptions underlying the valuation of the option awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)
As of December 31, 2025, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director serving during 2025 was as follows: Ms. Banks, 145,000 shares; Ms. Dorton, 148,571 shares, Dr. Ezekowitz, 161,285 shares; Mr. Geraghty, 155,712 shares; Dr. Gould, 691,532 shares; Ms. Haviland, 172,141 shares; Mr. Hill, 96,000 shares, and Ms. King, 96,000 shares.

In June 2019, our board of directors approved a non-employee director compensation program that became effective on July 17, 2019. Under this non-employee director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receive additional retainers for such service. These cash retainer fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member in the year ended December 31, 2025 were as follows:

	Member Annual Fee	Chair Incremental Annual Fee
Board of Directors	$40,000	$30,000
Audit Committee	7,500	7,500
Compensation and Human Capital Management Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000
Science and Technology Committee	5,000	5,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, during 2025, under our director compensation program, each non-employee director received, upon his or her initial election or appointment to our board of directors, an option under our 2019 Stock Incentive Plan, or the 2019 Plan, to purchase 72,000 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after our 2025 annual meeting of stockholders, each non-employee director that served on our board of directors for at least six months received an option under the 2019 Plan to purchase 36,000 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director.

In January 2026, our board of directors approved a revised director compensation program, effective January 23, 2026. Under the revised program, the fees payable for service on the compensation and human capital management committee and the science and technology committee were each increased to $6,000, and the fees payable to the nominating and corporate governance committee were increased to $5,000. Each non-employee director will receive, upon his or her initial election or appointment to our board of directors, an option under the 2019 Plan to purchase 64,000 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive an option under the 2019 Plan to purchase 32,000 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director.

All options issued to our non-employee directors under our director compensation program are issued with exercise prices equal to the fair market value of our common stock on the Nasdaq Global Market on the date of grant and will become exercisable in full upon specified change in control events.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table contains information about our 2016 Stock Incentive Plan, as amended, or the 2016 Plan, the 2019 Plan, the 2022 Inducement Stock Incentive Plan, as amended, or the Inducement Plan, and our 2019 Employee Stock Purchase Plan, or the ESPP, each as of December 31, 2025.

	As of December 31, 2025
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2)(3)	6,960,106	$7.54	6,810,458
Equity compensation plans not approved by security holders (4)	4,685,737	5.39	1,308,484
Total	11,645,843	$6.67	8,118,942

(1)
Includes the 2016 Plan, 2019 Plan, and ESPP.
(2)
As of December 31, 2025, 4,779,386 shares of our common stock were available for issuance under the 2019 Plan. The number of shares reserved for issuance under the 2019 Plan will be increased on each January 1 through January 1, 2029 by the least of (i) 2,000,000 shares, (ii) 4% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. The shares of common stock underlying any awards that are expired, forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, repurchased or are otherwise terminated by us under the 2019 Plan or the 2016 Plan are added back to the shares of common stock available for issuance under the 2019 Plan. On January 1, 2026, the shares under the 2019 Plan were increased by 2,000,000 shares pursuant to the annual increase described above.
(3)
As of December 31, 2025, 2,031,072 shares of our common stock were available for issuance under the ESPP, including 19,820 shares of our common stock subject to purchase during the current purchase period, which commenced on November 15, 2025 and ends on May 14, 2026. The number of shares reserved for issuance under the ESPP will be increased on each January 1 through January 1, 2029 by the least of (i) 428,571 shares, (ii) 1% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. On January 1, 2026, the shares under the ESPP were increased by 428,571 shares pursuant to annual increase described above.
(4)
Consists of options to purchase shares of our common stock granted as inducements material to acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). In February 2022, our board of directors adopted the Inducement Plan, pursuant to which we may grant, subject to the terms of the Inducement Plan and Nasdaq rules, stock-based awards. We initially reserved a total of 1,750,000 shares of common stock for the issuance of awards under the Inducement Plan. The number of shares reserved and available for issuance under the Inducement Plan can be increased at any time with the approval of our board of directors. In March 2023, our board of directors amended the Inducement Plan to increase the number of shares reserved for issuance by 2,000,000 shares, in May 2023, our board of directors amended the Inducement Plan to increase the number of shares reserved for issuance by 1,400,000 shares, and in June 2024 our board of directors amended the Inducement Plan to increase the number of shares reserved for issuance by 1,000,000 shares. As of December 31, 2025, 1,308,484 shares of our common stock were available for issuance under the Inducement Plan.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2024 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Participation in Public Offerings

In December 2025, we issued and sold 11,851,853 shares of our common stock at a public offering price of $13.50 per share, and pre-funded warrants to purchase 1,111,193 shares of our common stock, at a price to the public of $13.499 per pre-funded warrant. Certain holders of more than 5% of our voting securities at the time of the December 2025 offering and their affiliates purchased an aggregate of 2,186,111 shares of our common stock and pre-funded warrants to purchase 1,111,193 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock (or pre-funded warrants to purchase shares of our common stock) purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser (1)	Shares of Common Stock Purchased	Shares underlying Pre-Funded Warrants Purchased	Aggregate Purchase Price
Suvretta Capital Management, LLC	1,111,111	1,111,193	$29,999,993
Nantahala Capital Management, LLC	900,000	—	12,150,000
The Vanguard Group, Inc.	175,000	—	2,362,500

(1)
See “Principal Stockholders” for additional information about shares held by these entities.

Pre-Funded Warrant Exchange

In August 2024, we entered into an exchange agreement with RA Capital Management, L.P., which held more than 5% of our voting securities at the time of the transaction, pursuant to which RA Capital Management, L.P. exchanged 8,500,000 shares of our common stock for a pre-funded warrant to acquire 8,500,000 shares of our common stock. No cash was exchanged related to the transaction.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds (i) the lesser of (x) $120,000 and (y) 1% of our average total assets at year end for the last two completed fiscal years, if we are a “smaller reporting company” under applicable SEC rules, or (ii) $120,000, if we are not a “smaller reporting company” under applicable SEC rules, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
•
a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation and human capital management committee in the manner specified in the compensation and human capital management committee’s charter.

PRINCIPAL STOCKHOLDERS

Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2026 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 66,608,096 shares of our common stock outstanding as of March 31, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Pre-funded warrants are treated similarly to options for purposes of this table; however, shares underlying pre-funded warrants are included in the beneficial ownership of a holder only to the extent such warrants are exercisable as of March 31, 2026, taking into account any beneficial ownership limitation provisions contained therein, and such shares are included in both the numerator and denominator for such holder but not for any other holder. The table is based upon information supplied by our officers, directors and 5% stockholders and/or a review of Schedules 13D and 13G documents filed with the SEC, if any, and other sources, including company records. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
RA Capital Management, L.P.(1)	6,649,973	9.9
Suvretta Capital Management, LLC(2)	6,178,505	9.3
Nantahala Capital Management, LLC(3)	5,677,912	8.5
TCG Crossover GP II, LLC(4)	5,000,000	7.5
Vanguard Group Inc.(5)	3,449,592	5.2
Named Executive Officers and Directors
Alex C. Sapir(6)	2,096,219	3.1
Alan Musso(7)	515,310	*
Curtis Oltmans(8)	653,540	1.0
Robert J. Gould(9)	1,110,396	1.7
Kate Haviland(10)	136,141	*
Sonja L. Banks(11)	109,000	*
Katina Dorton(12)	112,571	*
Alan Ezekowitz(13)	154,212	*
James Geraghty(14)	210,426	*
Colin Hill(15)	38,333	*
Rachel King(16)	30,000	*
All current executive officers and directors as a group (11 persons)(17)	5,166,148	7.3

* Less than 1%

(1)
Based solely on a Schedule 13G/A filed by RA Capital Management, L.P. (the “Adviser”), RA Capital Healthcare Fund LP (the “Fund”), Peter Kolchinsky and Rajeev M. Shah on February 17, 2026. Consists of (i) 6,053,960 shares of common stock held directly by the Fund and (ii) 596,013 shares underlying pre-funded warrants held by the Fund that are exercisable as of March 31, 2026. The Adviser is the investment manager for the Fund. The general partner of the Adviser is RA Capital Management GP, LLC (the “Adviser GP”), of which Dr. Kolchinsky and Mr. Shah are the managing members. The Adviser has the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolios, including 6,053,960 shares of our common stock. These amounts exclude additional shares of voting common stock issuable upon exercise of pre-funded warrants to acquire an aggregate of 8,500,000 shares of our common stock held by RA Capital Management. The pre-funded warrants contain a beneficial ownership blocker provision and are not exercisable to the extent that, following exercise, the Fund, together with its affiliates and other attribution parties, would own more than 9.99% of our outstanding common stock. The Adviser, the Adviser GP, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of the shares except to the extent of their pecuniary interest therein. The principal business address of each reporting person is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)
Based solely on a Schedule 13G/A filed by Suvretta Capital Management, LLC (“Suvretta”), Averill Master Fund, Ltd. (“Averill”) and Aaron Cowen on May 2, 2025 and company records. Consists of (i) 5,067,394 shares of common stock held directly by advisory clients of Suvretta, of which 4,635,481 shares of common stock are held directly by Averill and (ii) 1,111,111 shares acquired in the December 2025 public offering (see “Transactions with Related Persons—Participation in Public Offering). Such December 2025 shares are unrestricted and may no longer be held by Suvretta. These amounts also exclude 1,111,193 shares of voting common stock issuable upon exercise of pre-funded warrants acquired by Suvretta in the December 2025 public offering, as such warrants are not exercisable as of March 31, 2026 due to the 4.99% beneficial ownership limitation contained therein. The pre-funded warrants contain a beneficial ownership limitation provision. The principal business address of Suvretta is 540 Madison Avenue, 7th Floor, New York, New York 10022. The principal business address of Averill is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
(3)
Based solely on a Schedule 13G filed by Nantahala Capital Management, LLC (“Nantahala”), Willmot B. Harkey and Daniel Mack on November 14, 2024 and company records. Consists of (i) 4,777,912 reported shares of common stock held by funds and separately managed accounts under Nantahala’s control and (ii) 900,000 shares acquired in the December 2025 public offering (see “Transactions with Related Persons—Participation in Public Offering). Such December 2025 shares are unrestricted and may no longer be held by funds and separately managed accounts under Nantahala’s control. As the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be the beneficial owners of such shares. The principal business address of each reporting person is 130 Main Street, 2nd Floor, New Canaan, CT 06840.
(4)
Based solely on a Schedule 13G filed by TCG Crossover GP II, LLC (“TCG GP II”), TCG Crossover Fund II, L.P. (“TCG Fund II”) and Chen Yu on September 20, 2024. Consists of 5,000,000 shares of common stock held directly by TCG Fund II. TCG GP II is the general partner of TCG Fund II, and Mr. Yu is the sole managing member of TCG GP II. As a result, TCG GP II and Mr. Yu may be deemed to have voting, investment and dispositive power over the 5,000,000 shares of common stock held by TCG Fund II. TCG GP II and Mr. Yu disclaim beneficial ownership of the shares held directly by TCG Fund II except to the extent of their pecuniary interest therein. The principal business address of each reporting person is 705 High Street, Palo Alto, CA 94301.
(5)
Vanguard Group Inc. (“VGI”) has reported that, as a result of its internal realignment, it no longer has, or is deemed to have, beneficial ownership of shares held by certain subsidiaries or business divisions, and that those entities will report ownership separately on a disaggregated basis. Based solely on a Schedule 13G/A filed by VGI on November 12, 2024 and company records. VGI reported having shared voting power over 58,752 shares, sole dispositive power over 3,197,415 shares and shared dispositive power over 77,177 shares. Also includes 175,000 shares acquired in the December 2025 public offering (see “Transactions with Related Persons—Participation in Public Offering). Such December 2025 shares are unrestricted and may no longer be held by VGI. The principal business address of VGI is 100 Vanguard Blvd., Malvern, PA 19355.
(6)
Consists of 200,919 shares of common stock held by Mr. Sapir and 1,895,300 shares of common stock underlying options held by Mr. Sapir.
(7)
Consists of 515,310 shares of common stock underlying options held by Mr. Musso.
(8)
Consists of 10,252 shares of common stock held by Mr. Oltmans and 643,288 shares of common stock underlying options held by Mr. Oltmans.
(9)
Consists of 454,864 shares of common stock held by Dr. Gould and 655,532 shares of common stock underlying options held by Dr. Gould.

(10)
Consists of 136,141 shares of common stock underlying options held by Ms. Haviland.
(11)
Consists of 109,000 shares of common stock underlying options held by Ms. Banks.
(12)
Consists of 112,571 shares of common stock underlying options held by Ms. Dorton.
(13)
Consists of 28,927 shares of common stock held by Dr. Ezekowitz and 125,285 shares of common stock underlying options held by Dr. Ezekowitz.
(14)
Consists of 90,714 shares of common stock held by Mr. Geraghty and 119,712 shares of common stock underlying options held by Mr. Geraghty.
(15)
Consists of 38,333 shares of common stock underlying options held by Mr. Hill.
(16)
Consists of 30,000 shares of common stock underlying options held by Ms. King.
(17)
Consists of 785,676 shares of common stock and 4,380,472 shares of common stock underlying options.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with our management and Ernst & Young LLP, our independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2025.

By the audit committee of the board of directors of Fulcrum Therapeutics, Inc.

Katina Dorton

James Geraghty

Kate Haviland

April 30, 2026

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2025 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: (617) 651-8851. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 31, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. We also encourage you to submit such proposals via email to info@fulcrumtx.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 24, 2027 and no later than March 26, 2027.

In addition, in order to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees, you must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 25, 2027. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by our board of directors for the 2027 annual meeting will confer discretionary voting authority with respect to any proposal (i) presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) made in accordance with our bylaws, if (x) the 2027 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and (y) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Alex C. Sapir
President and Chief Executive Officer

Fulcrum Therapeutics P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 27, 2026 Wednesday, June 24, 2026 9:00 AM, Eastern Time Annual meeting will be held via the internet - please visit www.proxydocs.com/FULC for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 PM, Eastern Time, June 23, 2026. Internet: www.proxypush.com/FULC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-390-9953 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Alex C. Sapir, Alan Musso, and Curtis Oltmans, and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Fulcrum Therapeutics, Inc. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held virtually on June 24, 2026 at 9:00 a.m. Eastern Time and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, AND FOR THE PROPOSAL IN ITEM 3. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Fulcrum Therapeutics Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PROPOSAL YOUR VOTE 1. Election of three Class I directors, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders; FOR WITHHOLD 1.01 Sonja Banks FOR 1.02 Alan Ezekowitz FOR 1.03 Colin Hill FOR FOR AGAINST ABSTAIN 2. A non-binding advisory vote to approve the compensation of our named executive officers; FOR 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and FOR 4. Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date